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                                                                 EXHIBIT 10.12



        STOCK OPTION AGREEMENT (the "Agreement") dated as of January 7, 1998
                                     ---------
between SYNETIC, INC., a Delaware corporation (the "Company"), and the other
                                                    -------
party signatory hereto (the "Participant").
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        WHEREAS, the Participant was previously granted options (the "Original
                                                                      --------
Options") to purchase the Company's common stock, par value $.01 per share (the
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"Common Shares"), pursuant to an option agreement dated as of January 23, 1997
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(the "Original Option Agreement") under the Company's 1997 Class D Stock Option
      -------------------------
Plan (the "Plan").
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        WHEREAS, the Company desires to cancel the Original Options and to grant the Participant, upon the terms and subject to the conditions hereinafter set forth, the number of nonqualified stock options (the "Options") specified at
                                                     -------
the foot of the signature page hereof;

        NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the parties hereto agree as follows:

        1.      Definitions; Incorporation of Plan Terms.  Capitalized terms
                ----------------------------------------
used herein without definition shall have the meanings assigned to them in the Plan, a copy of which is attached hereto. This Agreement, the Options and the Common Shares issued pursuant to the exercise of Options shall be subject to the Plan, the terms of which are hereby incorporated herein by reference, and in the event of any conflict or inconsistency between the Plan and this Agreement, the Plan shall govern. The Date of Grant with respect to the Options shall be the date specified at the foot of the signature page hereof.

        2.      Certain Restrictions. None of the Options may be sold,
                --------------------
transferred, assigned, pledged, or otherwise encumbered or disposed of, except by will or the laws of descent and distribution. During the Participant's lifetime, an Option shall be exercisable only by the Participant or by the Participant's guardian of legal representative. Each Transferee of an Option by will or the laws of descent and distribution shall, as a condition to the transfer thereof, execute an agreement pursuant to which it shall become a party to this Agreement.

        3.      Grant of Options; Effectiveness. Subject to the terms and
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conditions contained herein and in the Plan, the Company hereby grants to the
Participant, effective as of the Date of Grant, the number of Options specified at the foot of the signature page hereof. Each such Option shall entitle the Participant to purchase, upon payment of the Option Price specified at the foot of the signature page hereof, one Common Share. The Options shall be exercisable as hereinafter provided.

        4.      Terms and conditions of Options. The Options evidenced hereby
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are subject to the following terms and conditions:
















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        (a) Vesting. The Participant's Options shall vest and become exercisable
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in accordance with the following schedule:


        Anniversary of
        Date of Grant (a                % of Option
        "Scheduled Vesting              Exercisable (on a
        Date")                          Cumulative Basis)
        ------------------              -----------------

               1st                             0%
               2nd                            40%
               3rd                            60%
               4th                            80%
               5th                           100%

        (b) Option Period. The Options shall not be exercisable following the
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tenth anniversary of the Date of Grant, and shall be subject to earlier termination as provided herein and in the plan.

        (c) Notice of Exercise. Subject to Sections 4(d), 4(f) and 6(b) hereof,
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the Participant may exercise any or all of the Vested Options by giving written notice to the Vice President of Finance of the Company at its principal business office. The date of exercise of an Option shall be the later of (i) the date on which the Committee receives such written notice or (ii) the date on which the conditions provided in Sections 4(d), 4(f) and 6(b) hereof are satisfied.

        (d) Payment. Prior to the issuance of certificate pursuant to Section
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4(g) hereof evidencing Common Shares, (i) the Participant shall have paid to the
Company the Option Price of all Option Shares purchased pursuant to exercise of such Options, in cash or by certified or official bank check and (ii) the Participant shall have satisfied all outstanding indebtedness and liabilities of the Participant to the Company, CareAgents, Inc. ("CareAgents") or any of their
                                                   ----------
respective Affiliates, unless otherwise determined by the Committee in its sole discretion.

        (e) Shareholder Rights. The Participant shall have no rights as a
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shareholder with respect to any common Shares issuable upon the exercise of an
Option until a certificate or certificates evidencing such shares shall have been issued to the Participant, and no adjustment shall be made for dividends or distributions or other rights in respect of any share for which the record date is prior to the date upon which the Participant shall become the holder of record thereof.


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        (f)     Limitation on Exercise. An Option shall be not exercisable
                ----------------------
unless and until (i) a registration statement under the Securities Act has been duly filed and declared effective pertaining to the Common Shares subject to such Option and such Common Shares shall have been qualified under applicable state "blue sky" laws, or (ii) the Committee in its sole discretion determines that such registration and qualification is not required as a result of the availability of an exemption from such registration and qualification under such laws. The Company shall use all reasonable efforts to file a registration statement with the Securities and Exchange Commission on Form S-8 with respect to the Common Shares subject to an Option on or prior to the date on which such Option becomes exercisable. The Company shall have no obligation to issue any Common Shares pursuant to the exercise of an Option if the Company reasonably determines at the time of such exercise that the issuance of Common Shares at such time would violate applicable law with respect to insider trading or otherwise, or then existing policies of the Company applicable to employees of the Company or its Affiliates holding options to purchase Common Shares.

        (g)     Issuance of Certificate. As soon as practicable following the
                -----------------------
exercise of any Options, a certificate evidencing the number of Common Shares issued in connection with such exercise shall be issued in the name of the Participant.

        (h)     Termination of Employment. Upon termination of the Participant's
                -------------------------
employment with the Company and its Affiliates, the Participant (or the Participant's estate) may exercise any Vested Option in accordance with, and subject to the terms and conditions of, Section 8 of the Plan. In the event that a Participant's employment with the Company or any of its Affiliates terminates for any reason, any Options which have not become Vested Options as of the date of termination shall terminate and be cancelled without any consideration being paid therefor.

        5.      Representations and Warranties. The Participant is aware of and
                ------------------------------
familiar with the restrictions imposed on the transfer of any Options. The Participant represents that this Agreement has been duly executed and delivered by the Participant and constitutes a legal, valid and binding agreement of the Participant, enforceable against the Participant in accordance with its terms, except as limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and by general principles of equity. It shall be a further condition to the Company's obligation to issue and deliver to the Participant certificates for Common Shares upon exercise of an Option that the Participant deliver to the Company in writing a representation that the Participant is exercising such Option for his own account and, unless the Common Shares are then registered under the Securities Act, for investment only and not with a view to distribution and that the Participant will not make any sale, transfer or other disposition of any Common Shares purchased except (i) pursuant to the registration thereof under the Securities Act, (ii) pursuant to an opinion of counsel satisfactory in form and substance to the Company that the sale,


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transfer or other disposition may be made without registration, or (iii)
pursuant to a "no-action" letter from the Securities and Exchange Commission. The Participant has been advised and understands that the Common Shares must be held indefinitely unless they are registered for resale under the Securities Act or an exemption from registration is available.

        6.      Miscellaneous.
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        (a)     No Rights to Grants or Continued Employment. The Participant
                -------------------------------------------
shall not have any claim or right to receive grants of Options under the Plan. Neither the Plan nor this Agreement nor any action taken or omitted to be taken hereunder or thereunder shall be deemed to create or confer on the Participant any right to be retained in the employ of the Company, CareAgents or any of their respective Affiliates, or to interfere with or to limit in any way the right of the Company, CareAgents or any of their respective Affiliates to terminate the employment of the Participant at any time. The Participant shall have no rights in the benefits conferred by the Option or in any Common Shares except to the extent the Option is exercised while vested and exercisable and otherwise in accordance with the terms of this Agreement. Termination of the Option by reason of cessation of employment shall not give rise to any claim for damages by the Participant under this Agreement and shall be without prejudice to any rights or remedies which the Company, CareAgents or any of their respective Affiliates may have against the Participant.

        (b)     Tax Withholding. The Company, CareAgents and their respective
                ---------------
Affiliates shall have the right to require the Participant to remit to the Company, prior to the delivery of any certificates evidencing Common Shares pursuant to the exercise of an Option, any amount sufficient to satisfy any federal, state or local tax withholding requirements. With the consent of the Committee in its sole discretion, prior to the Company's determination of such withholding liability, the Participant may make an irrevocable election to satisfy, in whole or in part, such obligation to remit taxes by directing the Company to withhold Common Shares that would otherwise be received by the Participant. Such election may be denied by the Committee in its sole discretion, or may be made subject to certain conditions specified by the Committee, including, without limitation, conditions intended to avoid the imposition of liability against the Participant under Section 16(b) of the Exchange Act.

        (c)     No Restriction on Right of Company to Effect Corporate Changes.
                --------------------------------------------------------------
Neither the Plan nor this Agreement shall affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the capital structure or business of the Company, or any merger or consolidation of the Company, or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Shares or the rights thereof or which are convertible into or exchangeable for Common Shares, or the dissolution or liquidation of the Company, or any

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sale or transfer of all or any part of the assets or business of the Company, or any other corporate act or proceeding, whether of a similar character or otherwise.

        (d)     Notice of Exercise. Notwithstanding any other provision of this
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Agreement, the Company may, from time to time, require reasonable notice of the
Participant's intent to exercise all or a portion of the Option in order for the Company to comply with any applicable securities laws, including, without limitation, Regulation M under the Exchange Act. The Company shall not be liable for any adverse change in the market value of the Common Shares during any such notice period.

        7.      Survival.
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        All agreements, representations and warranties made herein and in any certificates delivered pursuant hereto shall survive the issuance to the Participant of the Options and the Common Shares and, notwithstanding any investigation heretofore or hereafter made by the Participant or the Company or on the Participant's or the Company's behalf, shall continue in full force and effect. Without the prior written consent of the Company, the Participant may not assign any of his rights hereunder except by will or the laws of descent and distribution. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the heirs and permitted successors and assigns of such party; and all agreements herein by or on behalf of the Company, or by or on behalf of the Participant, shall bind and inure to the benefit of the heirs and permitted successors and assigns of such parties hereto.

        8.      Notices. All notices and other communications provided for
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herein shall be in writing and shall be delivered by hand or sent by certified or registered mail, return receipt requested, postage prepaid, addressed, if to the Participant, to his attention at the most recent mailing address that the Company has on record and, if to the Company, to it at River Drive Center 2, 669 River Drive, Elmwood Park, New Jersey 07407-1361, Telecopier No.: (201) 703-3401, Attention: Vice President of Finance. All such notices shall be conclusively deemed to be received and shall be effective, if sent by hand delivery, upon receipt, or if sent by registered or certified mail, on the fifth day after the day on which such notice is mailed.

        9.      Waiver. The waiver by either party of compliance with any
                ------
provision of this Agreement by the other party shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by such party of a provision of this Agreement.

        10.     Acknowledgment of Cancellation. The Participant hereby
                ------------------------------
acknowledges that (i) the Original Options are hereby cancelled without any payment made therefor, (ii) this Agreement supersedes the Original Option Agreement in its entirety, and (iii) this Agreement


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shall be the "Option Agreement" referred to in the Employment Agreement dated as of January 23, 1997 between the Company and the Participant (the "Employment
                                                                  ----------
Agreement"). Without limiting the generality of the foregoing, the Participant
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hereby acknowledges that the proviso in Section 4(h) of the Original Option
Agreement relating to the consequence of certain terminations of the Participant's employment is deleted and of no further force and effect.

        11.     Entire Agreement: Governing Law. This Agreement and the other
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related agreements expressly referred to herein set forth the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings relating to the subject matter hereof (including, without limitation, the Original Option Agreement and Section 5.1 of the Employment Agreement). This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same agreement. The headings of sections and subsections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of this Agreement. This
Agreement shall be governed by, and construed in accordance with, the laws of the State of New Jersey without reference to the choice of law provisions of New Jersey law.
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        IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer and the Participant has executed this Agreement, both as of the day and year first above written.


                                        SYNETIC, INC.


                                        By: /s/ Anthony Vuolo
                                           ------------------
                                           Name:
                                           Title:


                                        PARTICIPANT


                                        /s/ David M. Margulies
                                        ----------------------------
                                        Name: Dr. David M. Margulies


Number of Options: 272,728

Option Price: $36.875

Date of Grant: January 7, 1998